Investor Presentation March 2023 1

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending April 29, 2023, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on March 6, 2023 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Dycom Overview • Leading provider of specialty contracting services to the telecommunications infrastructure and utility industries throughout the United States • Intensely focused on the telecommunications market providing our customers with critical network infrastructure that is fundamental to economic progress • Durable customer relationships with well established, leading telecommunication providers that span decades • Anchored by Master Service Agreements (MSAs) and other long- term contracts • Solid financial profile that positions us well to benefit from future growth opportunities 3

Financial Overview Fiscal 2023 Annual Operating Performance • Contract Revenues of $3.808 billion • Non-GAAP Adjusted EBITDA of $366.1 million, or 9.6% of contract revenues Backlog and Headcount as of January 28, 2023 (Q4 2023) • Total Backlog of $6.141 billion • Employee headcount of 15,410 Liquidity as of January 28, 2023 (Q4 2023) • Strong liquidity of $757.8 million • Sound credit metrics and no near term debt maturities 4

Strong Secular Trend 5 • The monthly weighted average data consumed by subscribers in 4Q-22 was 586.7 GB, up 9% from 4Q-21 • The gigabit subscriber tier in 4Q-22 reached 26%, more than double the 12% from a year ago Accelerating Bandwidth Usage and Speed Tier GrowthAverage Upload Consumption Per Subscriber - Nick Jeffery, CEO, Frontier Communications, February 2023 Data usage and download/upload speeds continue to increase as consumer behavior moves to streaming, video conferencing, and connected devices Source: OpenVault Broadband Industry Reports “We are moving fast on 2 of our key value drivers, building and selling fiber and it's translating into financial growth. If you look at the left-hand side, you will see that our fiber passings are up 31% year-over-year. And customer growth for the quarter is up 17%. With data consumption expected to triple by 2025, it's a great time to be in the fiber business. ” 19 31 32 35 - 5 10 15 20 25 30 35 40 4Q 19 4Q 20 4Q 21 4Q 22 G ig a b yt e s 536.3 586.7 510 520 530 540 550 560 570 580 590 600 G ig a b yt e s Weighted Average Data Consumed per Month 4Q 21 4Q 22 9% 10% 11% 11% 12% 13% 14% 15% 26% 91% 90% 89% 89% 88% 87% 86% 85% 74% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 Speed Tier Adoption 1+ Gbps < 1 Gbps

Industry Update The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented Macroeconomic conditions, including those impacting the cost of capital, may influence the execution of some industry plans We expect demand to continue to fluctuate amongst customers, but are encouraged that several have newly initiated or reiterated their commitment to programs of significant size and duration Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 6

Intensely Focused on Telecommunications Market Dycom’s extensive market presence and complete lifecycle services offering have allowed the Company to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and, increasingly, rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands continues this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business 7 PROGRAM MANAGEMENT PLANNING ENGINEERING & DESIGN PROCUREMENT & CONSTRUCTION FULFILLMENT MAINTENANCE Fiscal 2023 Revenue by Customer Type Telecommunications 89.7% Underground Locating 7.2% Electric/Gas Utilities & Other 3.1% Our Complete Lifecycle Service Offerings

Strong Tailwinds For Fiber Deployments

DYCOM

Increasing clarity around US telco fiber build plans

HHs Passed with Telco Fiber


80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
HHs Passed with Telco FTTH (Ms)
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% of U.S. HHs
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
AT&T
VZ
FYBR
LUMN
Others
% of U.S. HHs

Source: UBS Global Research and Evidence Lab, "US Cable and Telecom Services", 27 February 2023 © UBS 2023

- Increasing consumer demand for bandwidth continues to drive fiber deployments
- New fiber passings estimate of ~7.5 million for 2023 compared to ~6.6 million in 2022, representing the fastest year for fiber deployment on record if executed as planned
- By 2025, its estimated that 55%+ of US homes and businesses will have a direct fiber connection, vs. approximately 39% at the end of 2022

"Firstly, building 1.3 million fiber passings this year will mean we will have delivered by the end of the year exactly the build ambition that we set out at emergence 2 years ago. And secondly, we are actually accelerating our build this year…The way to think about our build ambition of 1.3 million homes passed this year is at a minimum build from here on. We think we've got plenty of operational gas in the tank to further accelerate if and when the conditions are ready for that."

- Nick Jeffery, CEO
Frontier Communications, February 2023

"So first, overall, we had always guided to 30 million-plus homes by 2025. That remains our guidance…And all of that doesn't include the money that we expect to secure from the government as part of the overall broadband infrastructure bill. And it didn't include the 1.5 million we've already announced in our Gigapower partnership with BlackRock. And in success, I would expect that to also be something we expand upon if it proves out as we expect."

- Pascal Desroches, CFO
AT&T, February 2023

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5G Deployment 9 Over $80 billion in 5G Spectrum Investments • Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term • Emerging wireless technologies driving significant wireline deployments • Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Wireless construction activity in support of newly available spectrum continues this year “ I think it’s one year since we launched the C-Band. It's only one year, and we're going to cross 200 million POPs. We have never built so fast in the entire history of the company, and we're well ahead of the plan to hit the 250 million POPs that we said at the Investor Day by end of '24. So, I think that this is really a game changer in the market. And we see performance-wise, we’re outperforming. We have the most resilient 5G network in the nation, and we're just starting. ” - Hans Vestburg, CEO Verizon, January 2023 Source: J.P. Morgan Research

Local Credibility, National Capability Nationwide footprint with 15,410 employees as of January 28, 2023 10 Operating Subsidiaries

Durable Customer Relationships 11 1

Anchored by Long-Term Agreements 12 FY 2023 Revenue by Contract Type Backlog2 • Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years • Generally multiple agreements maintained with each customer • Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery • Backlog at $6.141 billion as of Q4 2023

10+ Years of Robust Cash Flow Generation 13 Prudent approach to capital allocation: • $617 million invested in share repurchases • $582 million invested in business acquisitions • $1,287 million in CapEx, net of disposals Robust cash flow generation and prudent capital allocation provide strong foundation for returns Fiscal 2013 – Fiscal 2023 Strong operating cash flows of $2.049 billion over 10+ years

Capital Allocated to Maximize Returns Invest in Organic Growth • Focus on organic growth opportunities through strategic capital investments in the business Pursue Complementary Acquisitions • Selectively acquire businesses that further strengthen our customer relationships, geographic scope, and technical service offerings Shares Repurchases • Repurchased 26.9 million shares for approximately $913 million from fiscal 2006 through fiscal 2023 • As of January 28, 2023, $101.3 million authorization available for share repurchases through August 2023 14 Dycom is committed to maximizing long term returns through prudent capital allocation

Committed to Sustainability 15 People Safety Environment Employees are our most important resource and are at the heart of everything we do. We strive every day to create the right environment for them to grow their skills, work collaboratively, and deliver our services at the highest quality to our customers. We strive to ensure the highest level of protection for our employees, customers, and the community in which we operate by fostering an instinctually safe culture. Working together, we strive to continually reduce our environmental impact by embracing advancements in sustainable technologies optimized by core business practices and a highly skilled workforce. We believe that addressing sustainability risks and opportunities through our corporate strategy and operations allows us to best serve our stakeholders

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Annual Trends 17

Quarterly Trends 18

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 19 • Strong liquidity of $757.8 million at Q4 2023 • Sound credit metrics and no near-term debt maturities • Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage $ Millions Q3 2023 Q4 2023 Debt Summary 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:5 Term Loan Facility 336.9 332.5 Revolving Facility - - Total Notional Amount of Debt $ 836.9 $ 832.5 Less: Cash and Equivalents 65.3 224.2 Notional Net Debt $ 771.6 $ 608.3 Liquidity6 $ 444.3 $ 757.8

Cash Flow Overview 20 Operating Cash Flow • Strong operating cash flows of $246.2 million during Q4 2023 and $164.8 million for FY 2023 • Capital expenditures, net of $183.6 million for fiscal 2023; Capital expenditures, net for fiscal 2024 anticipated at $220 - $230 million • Repurchased 210,000 common shares for $20.2 million at an average price of $96.19 per share during Q4 2023 • Total DSOs of 108 days improved 4 days sequentially from solid collections during Q4 2023 $ Millions Q4 2022 Q4 2023 Cash Flow Summary Operating cash flow $ 145.5 $ 246.2 Capital expenditures, net of disposals $ (43.4) $ (62.3) Repayments on Senior Credit Facility $ - $ (4.4) Repurchase of common stock $ (56.1) $ (20.2) Other financing and investing activities, net $ 1.1 $ (0.5) Days Sales Outstanding ("DSO") Q3 2023 Q4 2023 Total DSO7 112 108

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22 This slide was used on March 1, 2023 in connection with the Company’s conference call for its fiscal 2023 fourth quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on March 1, 2023.

Notes 1. On October 3, 2022, Lumen divested its ILEC (incumbent local exchange carrier) business in 20 states (the “20-State ILEC Business”) to Brightspeed. The Company continues to serve both Lumen and Brightspeed in connection with various work, including the 20-State ILEC Business. 2. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3. Organic growth (decline) % adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 4. In fiscal 2019, fiscal 2020, fiscal 2021 and fiscal 2022, the Company excluded certain tax impacts from the vesting and exercise of share-based awards when calculating Non-GAAP Adjusted Net Income (Loss). For comparability to other companies in the industry, the Company no longer excludes these tax impacts from its Non-GAAP measures beginning with the results for the first quarter of fiscal 2023. As there are no Non-GAAP adjustments for fiscal 2023, Non-GAAP Adjusted Net Income equals GAAP net income. 5. As of Q3 2023 and Q4 2023, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 23

The people connecting America® 24